THIS BOND IS SUBJECT TO TRANSFER RESTRICTIONS. EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, NO TRANSFER WILL BE MADE UNLESS THE ISSUER AND THE TRUSTEE RECEIVE FROM THE TRANSFEREE AN INVESTMENT LETTER IN THE FORM REQUIRED BY THE INDENTURE, SETTING FORTH THE REPRESENTATIONS AND CERTAIN FINANCIAL QUALIFICATIONS OF THE TRANSFEREE.

THIS BOND IS UNRATED AND NOT SECURED BY A CREDIT FACILITY (AS DEFINED IN THE INDENTURE). BY THE PURCHASE AND ACCEPTANCE OF THIS BOND, THE OWNER ACKNOWLEDGES AND AGREES THAT THIS BOND CANNOT AND WILL NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, UNLESS ONE OF THE TWO FOLLOWING CONDITIONS
EXISTS: (1) THIS BOND IS RATED IN ONE OF THE THREE HIGHEST RATING CATEGORIES OF MOODY'S AND/OR STANDARD AND POOR'S; OR (2) EACH OF THE FOLLOWING EXISTS OR HAS
OCCURRED: (A) SAID BOND IS OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO A PERSON OR ENTITY WHO IS A "QUALIFIED INSTITUTIONAL BUYER," AS THAT TERM IS DEFINED IN SECURITIES AND EXCHANGE COMMISSION RULE 144A, OR TO A FINANCIAL INSTITUTION, AND (B) THE TRUSTEE RECEIVES FROM THE PURCHASER (WITH COPY TO THE SELLER AND THE ISSUER) AN INVESTMENT LETTER IN THE FORM ATTACHED TO THE INDENTURE. THIS BOND SHALL BE SOLD ONLY IN DENOMINATIONS OF AT LEAST $100,000.

                            UNITED STATES OF AMERICA
                                 STATE OF TEXAS

                                   $4,900,000
                    Harris County Housing Finance Corporation
                       Multifamily Mortgage Revenue Bonds
                                   1997 Series
                          (Lexington Trails Apartments)

Number:  R-2
Dated Date:                May 7, 1997
Maturity Date:             May 1, 2022
Registered Owner:          American Tax Exempt Bond Trust
Principal Amount:          $4,900,000

         Harris County Housing Finance Corporation (the "Issuer"), a public nonprofit corporation duly created, organized and existing under the laws of the State of Texas (the "State"), created and existing under and by virtue of the laws of the State, hereby acknowledges itself indebted and for value received promises to pay to the registered Owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as

                                    15 of 27
hereinafter provided, upon presentation and surrender of this Bond at the principal office of Texas Commerce Bank National Association in the City of Dallas, Texas or its successor as Trustee, under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount, from and including the dated date hereof until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as Registrar.

         This Bond is one of a series of bonds (the "Bonds") issued pursuant to, and is subject to, Harris County Housing Finance Corporations Act, constituting Chapter 394, Texas Local Governmental Code Annotated, as amended (the "Act"), and pursuant to a Trust Indenture, dated as of May 1, 1997 (the "Indenture"), by and between the Issuer and the Trustee and resolutions duly adopted by the governing body of the Issuer. Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Bonds issued under the Indenture are expressly limited to $4,900,000 principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of funding a Loan for the acquisition and renovation of a multifamily residential development.

         THE BONDS SHALL BE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE TRUST ESTATE. THE BONDS SHALL CONSTITUTE A VALID CLAIM OF THE RESPECTIVE HOLDERS THEREOF AGAINST THE TRUST ESTATE, WHICH IS PLEDGED TO SECURE THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS, AND WHICH SHALL BE UTILIZED FOR NO OTHER PURPOSE, EXCEPT AS EXPRESSLY AUTHORIZED IN THIS INDENTURE. THE BONDS DO NOT CONSTITUTE, WITHIN THE MEANING OF ANY STATUTORY OR CONSTITUTIONAL PROVISION, AN INDEBTEDNESS, AN OBLIGATION OR A LOAN OF CREDIT OF THE STATE, THE COUNTY, OR ANY OTHER MUNICIPALITY, COUNTY OR OTHER MUNICIPAL OR POLITICAL CORPORATION OR SUBDIVISION OF THE STATE. THE BONDS DO NOT CREATE A MORAL OBLIGATION ON THE PART OF THE STATE, THE COUNTY OR ANY OTHER MUNICIPALITY, COUNTY OR OTHER MUNICIPAL OR POLITICAL CORPORATION OR SUBDIVISION OF THE STATE AND EACH OF SUCH ENTITIES IS PROHIBITED BY THE ACT FROM MAKING ANY PAYMENTS WITH RESPECT TO THE BONDS. THE ISSUER HAS NO TAXING POWER.


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


Interest on the Bonds.

          (a) General. The Bonds (including this Bond) shall bear interest as provided below.

          (b) Interest during Initial Rate Period. Until and through the initial Conversion Date, the Bonds shall bear interest during each Interest Accrual Period calculated and payable at a rate equal to 9% per annum payable on each payment date specified in paragraph (d)(1) below. Such interest shall be calculated on the basis of a year of 360 days and twelve 30-day months.

          (c) Interest During Reset Rate Period. From and after the Initial Remarketing Date, if all of the Bonds have been remarketed in accordance with the Indenture, the Bonds shall bear interest at a rate determined as provided in the Indenture.

          (d) Interest Payment Date. (1) prior to the Initial Remarketing Date, interest shall be payable on the tenth day of each month, commencing on June 10, 1997, and in addition to those dates the last day of the Initial Rate Period; and (2) after the Initial Remarketing Date, (a) with respect to the payment of interest during a Reset Rate Period, interest shall be payable on each May 1 and November 1, or (b) with respect to the payment of interest during an Adjustable Rate Period, interest shall be payable on the first Business day of each month, commencing on the first such date which is at least thirty (30) days after the commencement of such Adjustable Rate Period.

          Notwithstanding anything elsewhere contained in this Bond but subject to Section 7.11 of the Indenture, (a) total interest on this Bond, cumulative from the original date of issuance of the Bond, shall not exceed the sum of 12% per annum, simple and noncompounded for each year from such date of issuance to the date of calculation (calculated on the basis of a year of 365 days, actual number of days elapsed); and (b) if the rate at which this Bond bears interest shall at any time be deemed to be in excess of the maximum rate permitted by law, then the Bond shall instead bear interest at the maximum rate permitted by such law. Any excess payment of interest shall be deemed to be a credit against the unpaid principal amount of this Bond.

          The foregoing interest provisions are a summary of those contained in the Indenture, and reference is hereby made to the Indenture for a full statement of their terms.


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


          Demand Purchase Option. (a) During any Adjustable Rate Period, each Owner shall have the option to require the purchase of the Bonds such Owner holds in the manner set forth in this Section. To exercise such option the Owner shall:

          (i) deliver to the Tender Agent a purchase notice (a "Purchase Notice") in written form stating (A) the principal amount of Bonds to be purchased, and (B) the date on which such Owner desires such Bonds to be purchased, which shall be a Business Day not prior to the seventh day next succeeding the date of delivery of such notice to the Tender Agent; and

          (ii) deliver to the Tender Agent, not later than 10:00 a.m., New York, New York time on the Purchase Date, the Bonds to be purchased pursuant to such Purchase Notice, with an appropriate endorsement for transfer or a blank bond power, and, in the case of any Bonds to be purchased prior to an Interest Payment Date and after the Regular Record Date with respect to such Interest Payment Date, a nonrecourse due-bill check for all unpaid interest to accrue on such Bond to such Interest Payment Date, payable to bearer, in form satisfactory to the Tender Agent, for interest due on such Interest Payment Date.

          Deliveries of Purchase Notices.

          (a) Bonds and due-bill checks to the Tender Agent shall be made to the Tender Agent at the office of the Tender Agent in New York, New York, or to such other address in New York, New York as the Tender Agent may designate.
Immediately upon receipt of a Purchase Notice, the Tender Agent shall give notice to the Borrower, the Remarketing Agent and the Credit Facility Provider, if any, which notice shall be given by telephone, telecopy, telegraph or other electronic means, promptly confirmed in writing, of the principal amount of Bonds to be purchased pursuant to such Purchase Notice and the date of purchase specified therein. In no event shall the Tender Agent be required to purchase a portion of any Bond.

          (b) In the event that the Tender Agent receives a Purchase Notice following the issuance by the Trustee of notice given under the Indenture of the establishment of a Reset Rate Conversion Date, the Tender Agent shall provide copies of such notice from the Trustee to the Remarketing Agent, who shall furnish a copy of such notice to each Person to whom the Remarketing Agent attempts to sell such Bonds pursuant to the Remarketing Agreement.

          (c) A Purchase Notice shall be irrevocable and effective upon receipt by the Tender Agent. Any Bond as to which a Purchase Notice has been delivered pursuant to Section 5.10(a) of the Indenture must be delivered to the Tender Agent as provided in Section 5.10(a) of the Indenture, and any Bonds not so delivered for which there has been deposited irrevocably in trust with the Tender Agent an amount of money sufficient to pay the purchase

                                    18 of 27
price thereof on the date of purchase shall be deemed to be Undelivered Bonds hereunder and shall be deemed to have been purchased on the Purchase Date at the Purchase Price. IN THE EVENT AN OWNER OF BONDS FAILS TO DELIVER ITS BONDS AS REQUIRED FOLLOWING SUBMISSION OF A PURCHASE NOTICE, SAID OWNER SHALL NOT BE
ENTITLED TO PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR UPON PRESENTATION OF SUCH BONDS.

          (d) Notwithstanding the foregoing provisions, in the event that any Bond as to which the Owner thereof has submitted a Purchase Notice is remarketed to such Owner pursuant to the Remarketing Agreement, the Remarketing Agent shall so notify the Trustee and the Tender Agent, and such Owner need not deliver such Bond to the Tender Agent as required under Section 5.10(a)(ii) of the Indenture, although the purchase price with respect to such Bond shall be deemed to have been paid, and such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner and remarketed for purposes of the Indenture.

          Limited Recourse. Pursuant to a Loan Agreement dated as of May 1, 1997, and a Promissory Note dated May 7, 1997 (the "Note"), Lexington Trails-American Housing Foundation, Inc., a Texas nonprofit corporation (the "Borrower"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and interest on the Bonds. THE BONDS AND THE PREMIUM, IF ANY, AND THE INTEREST THEREON ARE LIMITED OBLIGATIONS OF THE ISSUER. THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS ARE PAYABLE SOLELY FROM THE PAYMENTS ON THE LOAN AND FROM ANY OTHER MONEYS CONSTITUTING A PART OF THE TRUST ESTATE UNDER THE INDENTURE.

          Transfer. This Bond is transferable by the registered Owner hereof in person or by such Owner's attorney duly authorized in writing at the office of the Trustee as Registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

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


          During such time as a Bond is not rated by a Rating Agency in one of the three highest rating categories (without regard to numerical or other modifiers), (x) such Bond may only be transferred (i) by an assignment to a bank or other financial institution issuing a letter of credit or like instrument in connection with the Bonds; or (ii) to one or more Institutional Investors if, in each instance, the Issuer and the Trustee receive from the transferee its agreement to the transfer restrictions set forth in this paragraph in connection with subsequent transfers of the Bond and (y) any legal or beneficial interest in such Bond may only be transferred upon prior written notice to the Borrower.

          The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture.

          Redemption of Bonds. The Bonds are subject to redemption by the Issuer prior to maturity as follows:

          Mandatory Redemption. The Bonds shall be subject to mandatory redemption, at a price equal to the principal amount of the Bonds being redeemed, together with accrued interest to the date of redemption and shall be redeemed, prior to maturity as follows:

          (a) in whole or in part on the first Interest Payment Date, or if after the Conversion Date, on the next Business Day for which adequate notice can be given in accordance with the Indenture, after and to the extent that Insurance Proceeds or a Condemnation Award in connection with the Project are deposited in the Revenue Fund (i) if the conditions of the Indenture have not been met for a transfer of such funds to the Replacement and Capital Cost Fund, upon a determination in accordance with the Indenture that such funds are not to be used to repair or restore the Project, or (ii) upon transfer of such funds immediately after the Project Completion Date in accordance with the Indenture; or

          (b) in whole upon any Remarketing Date if the conditions to remarketing set forth in the Indenture hereof are not satisfied, or if the Remarketing Agent does not successfully remarket all Bonds tendered or deemed tendered on such Remarketing Date, or if the full purchase price thereof is not paid or available for payment to the tendering Owners according to the Indenture hereof, or if all interest and principal payable on the Bonds up to and including the Remarketing Date has not been fully paid; or

          (c) in whole on the next ensuing Interest Payment Date not less than 45 days after the date of any Sale of the Project but only if the Sale of the Project occurs on or before the initial Conversion Date and if the Owners of all of the Outstanding Bonds elect redemption

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


by giving not less than thirty (30) days prior notice to the Trustee, the Issuer and the Borrower of their election of redemption; or

          (d) during any period when the Bonds are not rated by a Rating Agency in one of the three highest rating categories, in whole upon a Determination of Taxability, on the date specified by any Owner electing redemption in a written notice delivered to the Borrower, the Issuer and the Trustee at least five (5) Business Days prior to such date; or

          (e) if the Bonds are not purchased in accordance with the Indenture from funds made available in accordance with the Indenture, in whole on any specified Interest Payment Date on or after May 1, 2007 if the Owners of all of the Bonds elect redemption by giving not less than six (6) months' prior written notice to the Trustee and the Borrower, which notice shall specify the Interest Payment Date on which the Bonds are to be redeemed; or

          (f) in whole in the event a Credit Facility is then in effect, on the date specified by the Credit Facility Provider which shall be within sixty (60) days of receipt by the Trustee of written notice from the Credit Facility Provider advising of the occurrence of an event of default under the Reimbursement Agreement and directing the redemption of the Bonds.

          Optional Redemption. On or after May 1, 2002, the Bonds shall be subject to redemption prior to maturity in whole, at the direction of the Borrower given not less than thirty five (35) days in advance, on any Bond Payment Date, at the redemption prices set forth below, expressed as percentages of the principal amount of the Bonds to be redeemed together with accrued interest to the redemption date

                  Period in Which Redeemed
          (from May 1 of first-listed year to day
          preceding May 1 in second-listed year)              Redemption Price
          -------------------------------------               ----------------

                   2002-2003                                        104%
                   2003-2004                                        103%
                   2004-2005                                        102%
                   2005-2006                                        101%
                   2006 and at all times thereafter                 100%

          Remarketing in Lieu of Redemption. Upon either (i) an election by the Owners of a redemption in whole of the Bonds pursuant to a Mandatory Redemption in accordance with (c), (d) or (e) above, or (ii) an election by the Borrower of a redemption in whole of the Bonds pursuant to an Optional Redemption, the Bonds shall be redeemed on the date specified in the

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


notice to the Borrower,  the Issuer and the Trustee from the Owners described in
(c), (d) or (e) above, or the Interest Payment Date selected by the Borrower in connection with an Optional Redemption, unless the Borrower elects to remarket the Bonds in lieu of redemption, which election shall be evidenced by the delivery of written notice thereof to the Issuer and the Trustee at least five days prior to the date on which the Bonds would otherwise be redeemed. The purchase price of Bonds so remarketed in lieu of redemption shall be the principal amount thereof, premium, if any, and all accrued and unpaid interest and shall be payable on the date on which the Bonds would otherwise have been redeemed.

          Notice of Redemption. (a) Notice of Redemption shall be given by the Trustee (x) by telephone, telegram or other electronic means, promptly confirmed in writing, not less than thirty Business Days prior to the date fixed for redemption of the Bonds if the redemption is to occur on or before the initial Conversion Date and (y) in writing by mail not less than thirty days prior to the date fixed for redemption if the redemption is to occur after the initial Conversion Date.

          (b) Notice of Redemption shall be given to the Owners of all Bonds to be redeemed at their addresses appearing on the books of registry (except that (i) an Owner opting for redemption pursuant to (c), (d) or (e) above shall be deemed to have received Notice of Redemption, and (ii) an Owner which shall not have notified the Registrar of its telephone, telex, telecopier or other number for electronic notice shall only be entitled to notice in writing). After the initial Conversion Date, receipt of such Notice of Redemption shall not be a condition precedent to such redemption, and failure so to notify any of such registered Owners shall not affect the validity of the proceedings for the redemption of the Bonds.

          (c) Any notice of optional redemption of Bonds given pursuant to the Indenture may state that it is conditional upon receipt by the Trustee of moneys sufficient to pay the redemption price of such Bonds or upon the satisfaction of any other condition, or that it may be rescinded upon the occurrence of any other event, and any conditional notice so given may be rescinded at any time before payment of such redemption price if any such condition so specified is not satisfied or if any such other event occurs. Notice of such rescission shall be given by the Trustee to affected Owners as promptly as practicable upon the failure of such condition or the occurrence of such other event.

          (d) Notice of Redemption having been given as provided above and all conditions precedent, if any, specified in such notice having been satisfied, the Bonds or portions thereof so to be redeemed shall become due and payable on the date fixed for redemption at the redemption price specified therein plus any accrued interest to, but not including, the redemption date, and upon presentation and surrender thereof at the place specified in such


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


Notice, such Bonds or portions thereof shall be paid at the redemption price, plus any accrued interest to, but not including, the redemption date. On and after the redemption date (unless the Issuer shall default in the payment of the redemption price and accrued interest), (i) such Bonds shall cease to bear interest, and (ii) such Bonds shall no longer be considered as Outstanding under the Indenture.

          Selection of Bonds To Be Redeemed. (a) If less than all the Bonds are to be redeemed, the particular Bonds or portions of Bonds to be redeemed shall be selected by the Trustee, (i) if on or before the Conversion Date, in such manner as the Trustee in its discretion may deem fair and appropriate so that Bonds are redeemed, as nearly as practicable, from each Owner, if there is more than one Owner, on a pro rata basis according to the principal amount of Bonds represented by each Bond Outstanding, and (ii) if after the initial Conversion Date, by lot in such manner as the Trustee in its discretion may deem fair and appropriate.

          Enforcement. Only the Acting Party shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Acting Party upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

          The Issuer, the Registrar, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

          Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

          Modifications. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

          By its acceptance of this Bond, the Owner hereof agrees that it will be bound by and accepts the provisions of the Indenture and the Loan Documents as defined in the Loan

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


Agreement. This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Indenture, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

         It is hereby certified and recited that all conditions, acts and things required by the Constitution or statutes of the State or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said Constitution or statutes.

                                    24 of 27

          IN WITNESS WHEREOF, the Harris County Housing Finance Corporation has caused this Bond to be executed on its behalf by the facsimile signature of its Authorized Representative, and attested to by the facsimile signature of its Secretary, and its seal to be reproduced hereon, all as of the Effective Date.

HARRIS COUNTY HOUSING FINANCE                      HARRIS COUNTY
CORPORATION SEAL                                   HOUSING FINANCE
                                                   CORPORATION



                                                   /s/ Gerald E. Redmon

                                                     President
Attest:

/s/ Travis R. Cooper


Secretary

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


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds referred to in the within mentioned Indenture.

Date of Authentication:

                                                    TEXAS COMMERCE BANK NATIONAL
                                                      ASSOCIATION, as Trustee



                                                By: /s/ Steven M. Horowitz
                                                   -----------------------------
                                                        Authorized Signatory

                                    26 of 27

                                   ASSIGNMENT

For value received, the undersigned do(es) hereby sell, assign and transfers unto


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 (Name, Address and Tax Identification or Social
                          Security Number of Assignee)

the within-registered Bond and do(es) hereby irrevocably constitute and appoint, attorney, to transfer the same on the registration books of the Trustee, with full power of substitution in the premises.

Dated:
      -------------------------------

Signature Guaranteed:



----------------------------------------  --------------------------------------
NOTICE:  Signature(s) must be guaranteed  NOTICE:  The  signature on Assignment
by an eligible guarantor                  must  correspond  with the name(s) as
                                          written  on the  face  of the  within
                                          Bond  in  every  particular   without
                                          alteration  or   enlargement  or  any
                                          change whatsoever.

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